UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2007

UNION BANKSHARES COMPANY

(Exact name of registrant as specified in its charter)

Maine	0-12958	01-0395131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Main Street

Ellsworth, ME 04605

(Address of principal executive offices) (Zip Code)

(207) 667-2504

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 20, 2007, Union Bankshares Company announced its first quarter earnings for the 2007 fiscal year. A copy of the press release dated April 20, 2007 is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are furnished with this Report:

Exhibit No.	Description
99.1	Press release dated April 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES COMPANY

	By:	/s/ Timothy R. Maynard
	Name:	Timothy R. Maynard
	Title:	Senior Vice President and Chief Financial Officer

Date: April 20, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 20, 2007